Income taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income taxes

4 – Income taxes

The Company’s consolidated effective income tax rate differs from the Canadian, or domestic, statutory federal tax rate. The effective tax rate is affected by recurring items such as tax rates in provincial, U.S. federal, state and other foreign jurisdictions and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments and lower tax rates on capital dispositions that may occur in any given year.

The following table provides a reconciliation of income tax expense:

In millions	Year ended December 31,	2015	2014	2013
Canadian statutory federal tax rate		15%	15%	15%
Income tax expense at the Canadian statutory federal tax rate		$731	$654	$538
Income tax expense (recovery) resulting from:
Provincial and foreign taxes (1)		550	531	423
Deferred income tax adjustments due to rate enactments (2)		42	-	24
Gain on disposals (3)		(11)	(19)	(9)
Other (4)		24	27	1
Income tax expense		$1,336	$1,193	$977
Cash payments for income taxes		$725	$722	$890

(1)	Includes mainly the impact of Canadian provincial taxes and U.S. federal and state taxes.
(2)	Includes the net income tax expense resulting from the enactment of provincial corporate tax rates.
(3)	Relates to the permanent differences arising from lower capital gain tax rates on the gain on disposal of the Company’s properties in Canada.
(4)	Includes adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.

The following table provides tax information on a domestic and foreign basis

In millions	Year ended December 31,	2015	2014	2013
Income before income taxes
Domestic		$3,437	$3,042	$2,445
Foreign		1,437	1,318	1,144
Total income before income taxes		$4,874	$4,360	$3,589
Current income tax expense
Domestic		$640	$522	$404
Foreign		96	255	242
Total current income tax expense		$736	$777	$646
Deferred income tax expense
Domestic		$328	$271	$279
Foreign		272	145	52
Total deferred income tax expense		$600	$416	$331

The following table provides the significant components of deferred income tax assets and liabilities:

In millions	December 31,	2015	2014
Deferred income tax assets
Pension liability		$147	$120
Personal injury and legal claims		64	60
Environmental and other reserves		179	173
Other postretirement benefits liability		82	80
Unrealized foreign exchange losses		124	-
Net operating losses and tax credit carryforwards (1)		26	20
Total deferred income tax assets		$622	$453
Deferred income tax liabilities
Properties		$8,303	$6,946
Pension asset		348	232
Unrealized foreign exchange gains (2)		-	68
Other (2)		76	41
Total deferred income tax liabilities		$8,727	$7,287
Total net deferred income tax liability		$8,105	$6,834
Total net deferred income tax liability
Domestic		$3,074	$2,841
Foreign		5,031	3,993
Total net deferred income tax liability		$8,105	$6,834

(1)	Net operating losses and tax credit carryforwards will expire between the years 2018 and 2035.
(2)	Certain 2014 balances have been reclassified to conform with the 2015 presentation.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, the available carryback and carryforward periods, and projected future taxable income in making this assessment. As at December 31, 2015, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $2.2 billion and, based upon the level of historical taxable income and projections of future taxable income over the periods in which the deferred income tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. Management has assessed the impacts of the current economic environment and concluded there are no significant impacts to its assertions for the realization of deferred income tax assets. The Company has not recognized a deferred income tax asset of $234 million as at December 31, 2015 ($270 million as at December 31, 2014) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in U.S. subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.

The following table provides a reconciliation of unrecognized tax benefits on the Company’s domestic and foreign tax positions:

In millions	Year ended December 31,	2015	2014	2013
Gross unrecognized tax benefits at beginning of year		$35	$30	$36
Increases for:
Tax positions related to the current year		4	3	2
Tax positions related to prior years		8	3	4
Decreases for:
Tax positions related to prior years		-	-	(4)
Settlements		(14)	-	(8)
Lapse of the applicable statute of limitations		(6)	(1)	-
Gross unrecognized tax benefits at end of year		$27	$35	$30
Adjustments to reflect tax treaties and other arrangements		(8)	(6)	(5)
Net unrecognized tax benefits at end of year		$19	$29	$25

As at December 31, 2015, the total amount of gross unrecognized tax benefits was $27 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2015 was $19 million. If recognized, all of the net unrecognized tax benefits as at December 31, 2015 would affect the effective tax rate. The Company believes that it is reasonably possible that approximately $5 million of the net unrecognized tax benefits as at December 31, 2015 related to various federal, state, and provincial income tax matters, each of which are individually insignificant, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations.

The Company recognizes accrued interest and penalties related to gross unrecognized tax benefits in Income tax expense in the Company’s Consolidated Statement of Income. The Company recognized approximately $1 million, $1 million and $2 million in accrued interest and penalties during the years ended December 31, 2015, 2014 and 2013, respectively. The Company had approximately $4 million and $6 million of accrued interest and penalties as at December 31, 2015 and 2014, respectively.

In Canada, the Company's federal and provincial income tax returns filed for the years 2011 to 2014 remain subject to examination by the taxation authorities. An examination of the Company's federal income tax returns for the years 2011 and 2012 is currently in progress and is expected to be completed during 2016. In the U.S., the federal income tax returns filed for the years 2012 to 2014 and the state income tax returns filed for the years 2011 to 2014 remain subject to examination by the taxation authorities. Examinations of certain state income tax returns by the state taxation authorities are currently in progress.  The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.